FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2008
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3150 139th Avenue S.E., Bellevue, Washington	98005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On May 1, 2008, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing its financial results for the quarter ended March 31, 2008. The full text of this press release is included as Exhibit 99.1 hereto.
          Expedia makes reference to non-GAAP financial information in the press release. Information regarding these non-GAAP financial measures is contained in the attached press release and also in Exhibit 99.2 hereto. Exhibits 99.1 and 99.2 are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press release of Expedia, Inc., dated May 1, 2008.

99.2	Additional Information Regarding Non-GAAP Financial Measures.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: May 1, 2008	By:	/s/ Michael B. Adler
		Name:	Michael B. Adler
		Title:	Chief Financial Officer

EXHIBIT INDEX
99.1	Press release of Expedia, Inc., dated May 1, 2008.

99.2	Additional Information Regarding Non-GAAP Measures.